SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                      Date of Report
                      (Date of earliest
                      event reported):        April 26, 2000


                              Wisconsin Gas Company
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                      1-7530                         39-0476515
---------------              ----------------                -------------------
(State or other              (Commission File                  (IRS Employer
jurisdiction of                   Number)                    Identification No.)
incorporation)


              626 East Wisconsin Avenue, Milwaukee, Wisconsin 53202
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (414) 385-7000
                         -------------------------------
                         (Registrant's telephone number)



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Item 1.   Changes in Control of Registrant.

          A change of control of Wisconsin Gas Company, a Wisconsin corporation ("Wisconsin Gas"), occurred on April 26, 2000, upon the effectiveness of the merger (the "Merger") of WICOR, Inc. ("WICOR"), a Wisconsin corporation and the parent of Wisconsin Gas, with a wholly-owned subsidiary (the "Acquisition Subsidiary") of Wisconsin Energy Corporation, a Wisconsin corporation ("Wisconsin Energy"), pursuant to which WICOR, as the surviving corporation, became a direct wholly-owned subsidiary of Wisconsin Energy, and Wisconsin Gas became an indirect wholly-owned subsidiary of Wisconsin Energy. Pursuant to the terms of the Agreement and Plan of Merger dated June 27, 1999, as subsequently amended (the "Merger Agreement"), between WICOR, Wisconsin Energy and Acquisition Subsidiary, the shareholders of WICOR received consideration valued at $31.50 per share of WICOR common stock. The Acquisition Subsidiary paid a total of $1,195,004,412 in cash to the holders of WICOR's 37,936,648 shares of the outstanding common stock (excluding 38,000 shares of restricted WICOR common stock issued in February 2000), and Wisconsin Energy issued 57,745 shares of its restricted common stock to holders of the 38,000 shares of restricted WICOR common stock issued in February 2000. The cash portion of the merger consideration was loaned to the Acquisition Subsidiary by Wisconsin Energy, which raised the funds through the sale of commercial paper.

          As provided in the Merger Agreement, George E. Wardeberg, a director of Wisconsin Gas and the Chairman and Chief Executive Officer of WICOR, was elected as a director and appointed as Vice Chairman of the Board of Directors of Wisconsin Energy upon the consummation of the Merger, and Willie D. Davis, an outside director of Wisconsin Gas and WICOR, was also elected to the Wisconsin Energy Board of Directors upon the consummation of the Merger.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WISCONSIN GAS COMPANY



Date:  May 9, 2000                        By:  /s/  Joseph P. Wenzler
                                             -----------------------------------
                                               Joseph P. Wenzler
                                               Senior Vice President and Chief
                                                 Financial Officer



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                              WISCONSIN GAS COMPANY

                   Exhibit Index to Current Report on Form 8-K
                              Dated April 26, 2000


    Exhibit
    Number                                 Description

      2.1 Agreement and Plan of Merger, dated as of June 27, 1999, as amended as of September 9, 1999 by and among Wisconsin Energy Corporation, WICOR, Inc. and CEW Acquisition, Inc. (incorporated by reference to Appendix A to the joint proxy statement/prospectus included in Wisconsin Energy Corporation's Registration Statement on Form S-4 filed on September 9, 1999 (File No. 333-86827))

      2.2 Amendment to Agreement and Plan of Merger, dated as of September 9, 1999 (incorporated by reference to Exhibit 2.2 to Wisconsin Energy Corporation's Registration Statement on Form S-4 filed on September 9, 1999 (File No. 333-86827))

      2.3 Second Amendment to Agreement and Plan of Merger, dated as of April 26, 2000 (incorporated by reference to Exhibit 2.3 to Wisconsin Energy Corporation's Current Report on Form 8-K dated April 26, 2000)



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